John Hancock Trust (“JHT”)
Supplement dated January 5, 2010
to the Prospectus dated May 1, 2009
U.S. Government Securities Trust
Pacific Rim Trust
     Fund Reorganizations
On December 17, 2009, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of each Acquired Trust listed below into a corresponding Acquiring Trust. A joint meeting of the Acquired Trusts’ shareholders has been scheduled for Monday, April 19, 2010, to seek approval of the reorganizations. The reorganizations are scheduled to occur immediately after the close of business on Friday, April 30, 2010, subject to regulatory and shareholder approval.

Acquired Trust		Acquiring Trust
U.S. Government Securities Trust	into	Short Term Government Income Trust
Pacific Rim Trust	into	International Equity Index Trust A
The following modifies the disclosure under “Subadvisory Arrangements and Management Biographies”:
Value Trust
Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) is the subadviser to the Value Trust. On October 19, 2009, Invesco Ltd. announced that it had entered into a definitive agreement to acquire Morgan Stanley’s retail asset management business, which includes the management of this fund. This transaction’s closing is subject to certain approvals and other conditions, and currently is expected to take place in the spring of 2010.
Under the 1940 Act, the closing of this transaction will cause the current subadvisory agreement with Morgan Stanley for this fund to terminate. In connection with the transaction, the Board will be asked to consider and approve a new subadvisory agreement for the fund with an affiliate of Invesco Ltd.
Value Trust
Effective immediately, the investment policies of the fund are amended to reflect that the fund may invest up to 20% of its net assets in foreign securities. The fund may continue to invest without limit in ADRs (investments in ADRs are not foreign securities for purposes of the 20% foreign security investment limit).
Capital Appreciation Value Trust
Effective immediately, the investment policies of the fund are amended to reflect that the fund may invest up to 15% of its net assets in non-investment grade fixed income securities.
MANAGEMENT OF JHT
The following modifies the disclosure under “Subadvisory Arrangements and Management Biographies” for the indicated fund:

High Income Trust
Dennis F. McCafferty has been added as a portfolio manager to the fund. The existing portfolio managers, Arthur N. Calavritinos and John F. Iles, will continue to manage the fund as well.
Dennis F. McCafferty, CFA. Joined MFC Global Investment Management (U.S.), LLC in 2008; Principal and senior analyst, Pardus Capital Management (2005 to 2008).
Franklin Templeton Founding Allocation Trust
Core Allocation Trust
Core Balanced Trust
Core Disciplined Diversification Trust
Effective January 1, 2010, MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) will cease providing subadvisory services to these funds of funds, and the Adviser, John Hancock Investment Management Services, LLC will commence providing investment management services directly to these funds. In connection with this change, the persons listed below will become the portfolio managers of each of these funds of funds.
For more information about the portfolio managers, including information about their compensation, other accounts they manage and any investments they may have in the funds, see the SAI.
Bruce Speca
•	Portfolio manager of the fund since 2010

•	Chief Investment Officer and Executive Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 2003 and MFC Global (U.S.A.) in 2009
Bob Boyda
•	Portfolio manager of the fund since 2010

•	Senior Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 1997 and MFC Global (U.S.A.) in 2009
Steve Medina
•	Portfolio manager of the fund since 2010

•	Senior Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 1998 and MFC Global (U.S.A) in 2009
Lifestyle Trusts
Lifecycle Trusts
American Fundamental Holdings Trust
American Global Diversification Trust
Core Diversified Growth & Income Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Balanced Strategy Trust
Core Strategy Trust
MFC Global (U.S.A.) is the subadviser to each of these funds of funds. Effective January 1, 2010, the following persons will serve as portfolio managers to each of these funds replacing each of the existing portfolio managers. For more information about the portfolio managers, including information about their compensation, other accounts they manage and any investments they may have in the funds, see the SAI.
Bruce Speca
•	Portfolio manager of the fund since 2010

•	Chief Investment Officer and Executive Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 2003 and MFC Global (U.S.A.) in 2009
Bob Boyda
•	Portfolio manager of the fund since 2010

•	Senior Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 1997 and MFC Global (U.S.A.) in 2009
Steve Medina
•	Portfolio manager of the fund since 2010

•	Senior Vice President, the Adviser

•	Vice President and Portfolio Manager, MFC Global (U.S.A.)

•	Joined the Adviser in 1998 and MFC Global (U.S.A) in 2009
Lifestyle Trusts
Lifecycle Trusts
In the case of each Lifestyle Trust and Lifecycle Trust, Deutsche Investment Management Americas Inc. (“DIMA”), which currently provides subadvisory consulting services to MFC Global (U.S.A.), will, effective January 1, 2010, commence providing these services directly to the Adviser. The types of services that DIMA currently provides to MFC Global (U.S.A.) and will provide to the Adviser are set forth in the SAI under “Subadvisory Agreements — DIMA Subadvisory Consulting Agreement for the Lifestyle Trusts.”

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